UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

File Nos. 333-145600 and 811-04809

Liberty All-Star Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Tane T. Tyler, General Counsel

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  January 1 – June 30, 2010

Item 1.  Report of Shareholders.

ALL STAR®

LIBERTY ALL-STAR® EQUITY FUND

USA

2ND QUARTER
2010
JUNE 30

LIBERTY ALL-STAR® EQUITY FUND

Period Ending June 30, 2010 (Unaudited)

Fund Statistics

Net Asset Value (NAV)		$4.60

Market Price		$3.98

Discount		13.5%

	Quarter	Year-to-Date	One Year

Distributions	$0.08	$0.16	$0.31
Market Price Trading Range	$3.98 to $4.98	$3.82 to $4.98	$3.24 to $4.98
Discount Range	10.4% to 15.8%	10.4% to 17.6%	10.4% to 21.4%

Performance

Shares Valued at NAV	(14.08)%	(9.23)%	12.14%

Shares Valued at NAV with Dividends Reinvested	(13.90)%	(8.94)%	12.99%

Shares Valued at Market Price with Dividends Reinvested	(14.50)%	(4.84)%	23.19%

S&P 500 Index	(11.43)%	(6.65)%	14.43%

Lipper Large Cap Core Mutual Fund Average*	(12.26)%	(7.87)%	12.10%

NAV Reinvested Percentile Rank (1 = best; 100 = worst)	88th	79th	35th

Number of Funds in Category	1027	1021	986

*	Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Large Cap Core Open end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures for the unmanaged S&P 500 Index are total returns, including dividends. A description of the Lipper benchmark and the S&P 500 Index can be found on page 2.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed end fund is based on the market’s value. Shares of closed end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

Fellow Shareholders:	July 2010

After rising for four consecutive quarters, the stock market reversed direction over the past three months and not only ended lower for the second quarter but also for the first six months of the year. The widely followed S&P 500 Index declined 11.43 percent for the quarter and was off 6.65 percent through June 30.

First quarter corporate earnings, reported in the second quarter, continued to be quite good and corporate balance sheets remained as strong as they have been in some years. But, solid business performance was more than offset by investor concerns over the May 6th “flash crash” and a number of macroeconomic issues. Perhaps the greatest source of doubt was the question of whether the economy is losing enough momentum to risk a “double dip” recession. The sources of this fear were many. On the domestic front, the country continued to suffer from an anemic housing market without the homebuyer tax credit, tepid job growth and concerns about the size of the federal budget deficit. Financial reform legislation making its way through Congress and the expiration of the Bush tax cuts at the end of this year were additional sources of uncertainty. Abroad, investors focused on sovereign debt problems and fiscal austerity in Europe as well as concerns of slowing economic growth in China.

Liberty All Star Equity Fund lagged during the quarter, hurt by poor relative performance in May and June after a satisfactory April. For the quarter, the Fund declined 14.08 percent with shares valued at net asset value (NAV); 13.90 percent with shares valued at NAV with dividends reinvested; and 14.50 percent when shares are valued at market price with dividends reinvested. By comparison, the Fund’s primary benchmark, the Lipper Large Cap Core Mutual Fund Average, declined 12.26 percent. The Fund was hurt by stock selection, particularly in the energy and information technology sectors, and exposure to economically sensitive retailers in the consumer discretionary sector. Broadly speaking, we were disappointed with the Fund’s relative results during this very broad market correction, which was the steepest sell off since the fourth quarter of 2008. The discount at which Fund shares traded relative to their underlying NAV continued to narrow, though, to as little as 10.4 percent early in the quarter before widening to as much as 15.8 percent during the market sell off in May.

Over the past year since June 30, 2009—which captures a portion of the market’s rise off its March 2009 low along with the quarter’s dramatic sell off—the Fund’s shares valued at NAV and market price with dividends reinvested rose 12.99 percent and 23.19 percent, respectively. During the same period the Lipper benchmark rose 12.10 percent, which ranked the Fund’s NAV return in the 35th percentile within that comparative universe.

With this report, we are pleased to introduce shareholders to the Fund’s new growth style manager, Cornerstone Capital Management, Inc. Cornerstone replaced Chase Investment Counsel Corporation last December and we included comments from Thomas G. Kamp, CFA, President and Chief Investment Officer of Cornerstone, in our most recent annual report. This is our first opportunity to focus specifically on Cornerstone. Shareholders will find the interview beginning on page 7.

Semi-Annual Report (Unaudited) | June 30, 2010	1

President’s Letter	Liberty All-Star® Equity Fund

In summary, we are disappointed with the Fund’s performance in May and June, but, as always, we believe we need to continue to focus on the larger picture. From that perspective, the Fund has performed well in both absolute and relative terms over the past year. Our hope is that investors will recognize the exceptionally strong performance being turned in by most quarters of corporate America, and that this performance is ultimately reflected in the share prices of high quality, well-positioned and well-managed companies.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2010 and may not reflect their views on the date this report is first published or anytime thereafter These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent

Lipper Large-Cap Core Mutual Fund Average - The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U S domestic equity large-cap floor These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index

S&P 500 Index - A representative sample of 500 leading companies in leading industries of the U S economy Focuses on the large-cap segment of the market with approximately 75% coverage of U S equities

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009	0.31***
2010
1st Quarter	0.08
2nd Quarter	0.08

*	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All Star Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

Semi-Annual Report (Unaudited) | June 30, 2010	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Equity Fund
June 30, 2010 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Apple, Inc.	2.81%
Bank of America Corp.	2.51
JPMorgan Chase & Co.	2.10
Dell, Inc.	1.97
QUALCOMM, Inc.	1.70
The Allstate Corp.	1.30
Chesapeake Energy Corp.	1.24
PNC Financial Services Group, Inc.	1.24
Cisco Systems, Inc.	1.23
The Western Union Co.	1.22
Tyco Electronics Ltd.	1.18
Arch Coal, Inc.	1.12
Gilead Sciences, Inc.	1.05
The Boeing Co.	1.02
Amazon.com, Inc.	1.02
Wells Fargo & Co.	1.01
State Street Corp.	1.00
C.H. Robinson Worldwide, Inc.	0.98
Google, Inc., Class A	0.96
Microsoft Corp.	0.95
27.61%

Economic Sectors*	Percent of Net Assets
Information Technology	23.90%
Financials	19.66
Energy	11.94
Health Care	11.53
Consumer Discretionary	10.20
Industrials	9.81
Consumer Staples	5.43
Utilities	2.82
Materials	2.60
Telecommunication Services	0.59
Other Net Assets	1.52
100.00%

* Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

The following are the major ($3,250,000 or more) stock changes both purchases and sales that were made in the Fund’s portfolio during the second quarter of 2010.

Security Name	Purchases (Sales)	Shares as of 6/30/10

Purchases
BP Plc	105,175	187,804
Broadcom Corp., Class A	141,955	141,955
Cisco Systems, Inc.	229,600	483,600
The Dow Chemical Co.	129,776	129,776
DR Horton, Inc.	281,552	478,272
Fortune Brands, Inc.	67,800	69,775
Freeport McMoRan Copper & Gold, Inc.	54,383	54,383
The Goldman Sachs Group, Inc.	35,475	55,879
JPMorgan Chase & Co.	230,080	481,355
Masco Corp.	367,100	367,100
priceline.com, Inc.	20,709	26,659

Sales
Adobe Systems, Inc.	(125,331)	149,909
Apple, Inc.	(14,064)	93,797
IntercontinentalExchange, Inc.	(43,118)	25,100
Magna International, Inc., Class A	(81,775)	97,540
Monsanto Co.	(170,193)	0
Novellus Systems, Inc.	(145,200)	90,000
PNC Financial Services Group, Inc.	(65,870)	184,606
Terex Corp.	(134,749)	0

Semi-Annual Report (Unaudited) | June 30, 2010	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Equity Fund

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN

PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

PORTFOLIO CHARACTERISTICS As of June 30, 2010 (Unaudited)

	SCHNEIDER	PZENA	MATRIX	CORNERSTONE	TCW	TOTAL FUND	S&P 500 INDEX
Number of Holdings	38	45	38	45	33	167*	500
Percent of Holdingsin Top 10	49%	34%	34%	41%	44%	18%	19%
Weighted Average Market
Capitalization (billions)	$32	$42	$46	$51	$49	$44	$73
Average Five Year Earnings
Per Share Growth	(7)%	(6)%	(3)%	18%	25%	5%	6%
Dividend Yield	1.4%	1.9%	1.7%	1.0%	0.9%	1.4%	2.2%
Price/Earnings Ratio**	14x	13x	14x	14x	20x	15x	15x
Price/Book Value Ratio	1.6x	2.1x	2.3x	4.3x	4.2x	2.9x	2.9x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview

Thomas G. Kamp, CFA President and Chief Investment Officer Cornerstone Capital Management, Inc.

CORNERSTONE CAPITAL: SHORT-TERM CONTRARIANS BUT

LONG-TERM FUNDAMENTAL INVESTORS

Cornerstone Capital Management, Inc., has been one of two growth style managers in the Fund since being appointed by the Board of Trustees in December 2009. Cornerstone evaluates stocks that its research identifies as offering underappreciated opportunities for growth as defined by one or more of their key metrics. Stock selection is further based on the fundamentals of revenue, earnings, cash flow, and management depth and credibility. We recently had the opportunity to interview portfolio manager Thomas G. Kamp, CFA, President and Chief Investment Officer of Cornerstone. The Fund’s Investment Advisor, ALPS Advisors, Inc., moderated the interview.

Please give us some background on Cornerstone Capital Management.

Cornerstone was founded in 1993 by Andrew Wyatt. In early 2006, he brought me in as President and Chief Investment Officer to launch the firm’s large cap growth strategy supported by a strong analyst team.

Asset management is Cornerstone’s sole business. We currently manage investment portfolios for institutions, foundations, endowments and high net worth individuals and their families. Assets under management at Cornerstone have grown to over $1.5 billion from just over $100 million in early 2006. Over 95 percent of those assets are managed in the same large cap growth style and strategy used for the portion of the Liberty All Star Equity Fund that we manage.

The “perception gap” exists when consensus expectations fail to recognize the true earnings power of a given company.

Can you discuss Cornerstone Capital’s investment style and strategy?

Cornerstone seeks long term growth of capital for our clients through the careful selection of stocks that we expect to appreciate at a faster rate than the overall market. These stocks are evaluated based on research that identifies a “perception gap,” or an underappreciated opportunity for growth in one or more key factors related to the stock. Stock selection is further based on fundamentals of revenue, earnings, cash flow, and management depth and credibility. Sector allocation is a by product of individual stock selection.

To expand on the concept of the perception gap, it exists when consensus expectations fail to recognize the true earnings power of a given company. The greater the gap between consensus expectations and the true earnings power of a given company, the greater the opportunity for investment gains as the consensus recognizes reality and the gap is closed.

Semi-Annual Report (Unaudited) | June 30, 2010	7

Manager Interview	Liberty All-Star® Equity Fund

Can you give us a summary of the primary steps in your investment process?

Yes, the following applies in most but not necessarily every circumstance. The first step is to identify “great companies,” or those enterprises that have a number of specific characteristics. These include at least a $1 billion plus and growing market opportunity, and trusted management with a demonstrated ability to execute a sound business strategy and operating model. A great company also has a sustainable competitive advantage and attractive products or services.

Next, we delve into fundamentals, with the investment team looking for superior relative growth, with both organic revenue and operating earnings growth. We also want to see net income confirmed by cash flow, a low cost business model and the ability to execute in terms of speed to market. In addition, we look for a strong and flexible balance sheet and solid profitability.

The third step is to identify attractive valuation. Here, within the context of the interest rate and economic environment, the team evaluates price/earnings ratios(1) relative to several factors and looks at price to cash flow(2) and price to book ratios(3). The objective is to identify stocks with reasonable valuations and room to expand.

The first step in our investment process is to identify “great companies,” or those enterprises that have at least a $1 billion-plus and growing market opportunity and trusted management with a demonstrated ability to execute a sound business strategy.

Risk management is the fourth step in the investment process. Here, the team evaluates risk at three levels: the individual stock level, at the portfolio level and at the firm level. Cornerstone strongly believes risk is ultimately controlled best through the fundamental research process dedicated to not only uncovering perception gaps but also uncovering unknown risks.

At Cornerstone, we do not raise cash to control risk. Instead, we will go into and out of stocks with higher or lower volatility depending on the market environment and opportunities in other stocks. In sum, Cornerstone can be viewed as short term contrarians within the context of being long term fundamental investors.

Can you tell us about two stocks currently in the portion of the Liberty All-Star Equity Fund that you manage that exemplify the Cornerstone Capital approach to investing?

Diageo is a good example of our overall strategy for a number of reasons. First, we have identified two clearly defined perception gaps. First, analysts and the market generally are not yet factoring in a U.S. based recovery of on premise consumption as well as product mix and pricing. We expect this to occur by year end 2010. Second, we believe Diageo should benefit from a recovery in emerging markets without being adversely impacted by higher commodity costs given the nature of its product. As described earlier, our process looks for a “great company,” and Diageo meets that description. It is the industry dominant distiller with a complete portfolio of leading brands. The company also exhibits strong fundamentals, having opportunities in a recovery in U.S. employment, an expanding global economy and an emerging middle class of consumers in developing markets. In addition, the stock is an out of consensus name that is not followed closely in the U.S. or Europe. Finally, we have owned the stock off and on over the last four years and have been able to trade it effectively using our active trading strategy. Diageo’s valuation is attractive, as it offers a 22 percent upside to our price target.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview

Broadcom Corporation is another good example of a stock that we not only own today, but have owned at two other times previously. We have traded it effectively due to the perception gaps that our fundamental research has identified. Currently, Broadcom’s heightened focus on cost discipline and long awaited margin expansion are significant perception gaps. Guidance for the June quarter of 2010 is for operating margins of 22.8 percent versus the prior year of 21 percent, a period that includes headwinds from the ramp up of the company’s baseband effort. As the company ramps up its new design wins at Samsung and Nokia, we expect leverage to hit the bottom line. Other perception gaps include: The opportunity—albeit longer term—from Nokia to add $1.2 billion in revenue and $0.43 per share in earnings by 2013 and, secondly, significant content in the Apple iPad as well as other tablet offerings. Broadcom’s valuation is also attractive, with a 36 percent upside to our price target.

Thanks very much for a great discussion, and welcome to the Fund.

(1)

Price to earnings ratio (P/E): The price of a security per share at a given time divided by its annual earnings per share. Often, the earnings used are trailing 12 month earnings, but some analysts use other forms. The P/E ratio is a way to help determine a security’s stock valuation, that is, the fair value of a stock in a perfect market. It is also a measure of expected, but not realized, growth.

(2)

Price to cash flow: The ratio of a company’s stock price to the quantity of its cash inflows, minus its cash outflows over a given time, usually a year. The price to cash flow is similar to a company’s price earnings ratio, but it does not take into account earnings that have not actually been received.

(3)	Price to book ratio: A ratio of the share price of a publicly traded company to its book value per share, which is the company’s total asset value less the value of its liabilities.

Semi-Annual Report (Unaudited) | June 30, 2010	9

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2010 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (98.48%)
CONSUMER DISCRETIONARY (10.20%)
Auto Components (1.13%)
Johnson Controls, Inc.	113,700	$3,055,119
Magna International, Inc., Class A	97,540	6,433,739

		9,488,858

Diversified Consumer Services (0.57%)
Apollo Group, Inc., Class A(a)	112,702	4,786,454

Hotels, Restaurants & Leisure (0.76%)
Carnival Corp.	210,230	6,357,355

Household Durables (1.67%)
DR Horton, Inc.	478,272	4,701,414
Fortune Brands, Inc.	69,775	2,733,785
NVR, Inc.(a)	10,110	6,622,353

		14,057,552

Internet & Catalog Retail (1.58%)
Amazon.com, Inc.(a)	78,600	8,587,836
priceline.com, Inc.(a)	26,659	4,706,380

		13,294,216

Media (2.12%)
Liberty Media Corp., Capital Group, Series A(a)	85,819	3,596,674
The McGraw Hill Cos., Inc.	188,000	5,290,320
Omnicom Group, Inc.	182,850	6,271,755
Scripps Networks Interactive, Inc., Class A	23,341	941,576
The Walt Disney Co.	53,664	1,690,416

		17,790,741

Multi-Line Retail (1.20%)
J.C. Penney Co., Inc.	309,720	6,652,785
Nordstrom, Inc.	42,337	1,362,828
Target Corp.	41,545	2,042,768

		10,058,381

Specialty Retail (1.17%)
Best Buy Co., Inc.	50,348	1,704,783
Dick’s Sporting Goods, Inc.(a)	83,827	2,086,454
Guess?, Inc.	37,308	1,165,502
Staples, Inc.	255,000	4,857,750

		9,814,489

See Notes to Schedule of Investments and Financial Statements.
10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (5.43%)
Beverages (0.53%)
The Coca Cola Co.	50,000	$2,506,000
Diageo Plc(b)	31,416	1,971,040

		4,477,040

Food & Staples Retailing (1.99%)
Costco Wholesale Corp.	134,390	7,368,604
CVS Caremark Corp.	140,100	4,107,732
Walgreen Co.	194,000	5,179,800

		16,656,136

Food Products (0.81%)
Archer Daniels Midland Co.	120,000	3,098,400
Kraft Foods, Inc.	125,175	3,504,900
Smithfield Foods, Inc.(a)	14,890	221,861

		6,825,161

Household Products (0.94%)
The Procter & Gamble Co.	131,000	7,857,380

Personal Products (0.55%)
Avon Products, Inc.	173,500	4,597,750

Tobacco (0.61%)
Philip Morris International, Inc.	111,753	5,122,757

ENERGY (11.94%)
Energy Equipment & Services (2.40%)
FMC Technologies, Inc.(a)	68,910	3,628,801
Oceaneering International, Inc.(a)	64,300	2,887,070
Schlumberger Ltd.	137,161	7,590,490
Tidewater, Inc.	124,000	4,801,280
Weatherford International Ltd.(a)	92,751	1,218,748

		20,126,389

Oil, Gas & Consumable Fuels (9.54%)
Anadarko Petroleum Corp.	110,232	3,978,273
Apache Corp.	37,100	3,123,449
Arch Coal, Inc.	474,685	9,403,510
BP Plc(b)	187,804	5,423,779
Chesapeake Energy Corp.	498,569	10,445,021
Chevron Corp.	70,500	4,784,130
ConocoPhillips	125,000	6,136,250
Consol Energy, Inc.	165,640	5,592,006

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2010	11

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2010 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp.	100,500	$6,122,460
Exxon Mobil Corp.	121,400	6,928,298
Occidental Petroleum Corp.	80,100	6,179,715
Petrohawk Energy Corp.(a)	277,198	4,704,050
Valero Energy Corp.	406,950	7,316,961

		80,137,902

FINANCIALS (19.66%)
Capital Markets (4.41%)
Bank of New York Mellon Corp.	226,000	5,579,940
The Charles Schwab Corp.	219,300	3,109,674
The Goldman Sachs Group, Inc.	55,879	7,335,236
Morgan Stanley	327,150	7,593,152
State Street Corp.	249,050	8,422,871
UBS AG(a)	374,100	4,945,602

		36,986,475

Commercial Banks (2.56%)
Comerica, Inc.	71,225	2,623,217
PNC Financial Services Group, Inc.	184,606	10,430,239
Wells Fargo & Co.	330,075	8,449,920

		21,503,376

Consumer Finance (0.94%)
American Express Co.	129,500	5,141,150
Capital One Financial Corp.	68,675	2,767,603

		7,908,753

Diversified Financial Services (5.46%)
Bank of America Corp.	1,463,576	21,031,587
Citigroup, Inc.(a)	1,155,568	4,344,936
IntercontinentalExchange, Inc.(a)	25,100	2,837,053
JPMorgan Chase & Co.	481,355	17,622,406

		45,835,982

Insurance (5.56%)
ACE Ltd.	76,600	3,943,368
Aflac, Inc.	57,322	2,445,930
The Allstate Corp.	379,885	10,914,096
Assured Guaranty Ltd.	293,444	3,894,002
Axis Capital Holdings Ltd.	152,725	4,538,987
Brown & Brown, Inc.	113,375	2,169,998
Fidelity National Financial, Inc.	200,950	2,610,340
The Hartford Financial Services Group, Inc.	86,500	1,914,245
Lincoln National Corp.	77,140	1,873,731

See Notes to Schedule of Investments and Financial Statements.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Insurance (continued)
RenaissanceRe Holdings Ltd.	35,660	$2,006,588
Torchmark Corp.	118,200	5,852,082
Willis Group Holdings Plc	150,450	4,521,022

		46,684,389

Real Estate Investment Trusts (0.73%)
Annaly Capital Management, Inc.	234,829	4,027,317
Redwood Trust, Inc.	145,895	2,135,903

		6,163,220

HEALTH CARE (11.53%)
Biotechnology (2.47%)
Celgene Corp.(a)	68,451	3,478,680
Genzyme Corp.(a)	76,500	3,883,905
Gilead Sciences, Inc.(a)	257,981	8,843,589
Myriad Genetics, Inc.(a)	194,368	2,905,802
Vertex Pharmaceuticals, Inc.(a)	50,086	1,647,829

		20,759,805

Health Care Equipment & Supplies (3.50%)
Covidien Ltd.	86,000	3,455,480
Intuitive Surgical, Inc.(a)	14,500	4,576,490
Medtronic, Inc.	63,000	2,285,010
NuVasive, Inc.(a)	31,891	1,130,855
St. Jude Medical, Inc.(a)	107,648	3,885,016
Varian Medical Systems, Inc.(a)	143,100	7,481,268
Zimmer Holdings, Inc.(a)	121,800	6,583,290

		29,397,409

Health Care Providers & Services (1.78%)
Aetna, Inc.	151,600	3,999,208
Brookdale Senior Living, Inc.(a)	166,594	2,498,910
Laboratory Corp. of America Holdings(a)	24,375	1,836,656
UnitedHealth Group, Inc.	71,407	2,027,959
WellPoint, Inc.(a)	93,350	4,567,616

		14,930,349

Health Care Technology (0.64%)
Cerner Corp.(a)	71,032	5,390,618

Life Sciences Tools & Services (0.74%)
Life Technologies Corp.(a)	131,700	6,222,825

Pharmaceuticals (2.40%)
Allergan, Inc.	100,600	5,860,956

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2010	13

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2010 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Bristol Myers Squibb Co.	204,942	$5,111,253
Forest Laboratories, Inc.(a)	19,350	530,770
Johnson & Johnson	48,375	2,857,028
Teva Pharmaceutical Industries Ltd.(b)	110,800	5,760,492

		20,120,499

INDUSTRIALS (9.81%)
Aerospace & Defense (3.27%)
The Boeing Co.	136,875	8,588,906
Goodrich Corp.	44,924	2,976,215
Honeywell International, Inc.	106,297	4,148,772
L 3 Communications Holdings, Inc.	65,625	4,648,875
Northrop Grumman Corp.	130,525	7,105,781

		27,468,549

Air Freight & Logistics (1.43%)
C.H. Robinson Worldwide, Inc.	147,145	8,190,091
Expeditors International of Washington, Inc.	111,390	3,844,069

		12,034,160

Building Products (0.47%)
Masco Corp.	367,100	3,949,996

Construction & Engineering (0.98%)
Fluor Corp.	100,212	4,259,010
Quanta Services, Inc.(a)	192,400	3,973,060

		8,232,070

Electrical Equipment (0.97%)
Cooper Industries Plc	76,125	3,349,500
Rockwell Automation, Inc.	97,350	4,778,911

		8,128,411

Industrial Conglomerates (1.02%)
Textron, Inc.	159,224	2,702,031
Tyco International Ltd.	166,500	5,865,795

		8,567,826

Machinery (1.52%)
Deere & Co.	53,268	2,965,962
Flowserve Corp.	41,206	3,494,269
Joy Global, Inc.	40,879	2,047,629
Navistar International Corp.(a)	85,546	4,208,863

		12,716,723

See Notes to Schedule of Investments and Financial Statements.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Transportation Infrastructure (0.15%)
Aegean Marine Petroleum Network, Inc.	62,325	$1,245,254

INFORMATION TECHNOLOGY (23.90%)
Communications Equipment (3.71%)
Acme Packet, Inc.(a)	67,320	1,809,561
Alcatel Lucent(a)(b)	1,321,733	3,357,202
Cisco Systems, Inc.(a)	483,600	10,305,516
Motorola, Inc.(a)	212,775	1,387,293
QUALCOMM, Inc.	435,338	14,296,500

		31,156,072

Computers & Peripherals (5.70%)
Apple, Inc.(a)	93,797	23,592,760
Dell, Inc.(a)	1,372,070	16,547,164
Hewlett Packard Co.	179,011	7,747,596

		47,887,520

Electronic Equipment & Instruments (2.17%)
Avnet, Inc.(a)	134,445	3,241,469
Corning, Inc.	310,000	5,006,500
Tyco Electronics Ltd.	391,625	9,939,443

		18,187,412

Internet Software & Services (2.52%)
Baidu, Inc.(a)(b)	42,530	2,895,442
eBay, Inc.(a)	271,000	5,314,310
Google, Inc., Class A(a)	18,200	8,098,090
Monster Worldwide, Inc.(a)	415,000	4,834,750

		21,142,592

IT Services (3.37%)
Cognizant Technology Solutions Corp.(a)	116,200	5,816,972
International Business Machines Corp.	3,500	432,180
Mastercard, Inc., Class A	20,264	4,043,276
Visa, Inc., Class A	109,700	7,761,275
The Western Union Co.	687,055	10,243,990

		28,297,693

Semiconductors & Semiconductor Equipment (2.97%)
Analog Devices, Inc.	197,500	5,502,350
Broadcom Corp., Class A	141,955	4,680,256
International Rectifier Corp.(a)	342,088	6,366,258
Lam Research Corp.(a)	84,880	3,230,533
MEMC Electronic Materials, Inc.(a)	288,030	2,845,736

See Notes to Schedule of Investments and Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2010	15

Schedule of Investments	Liberty All-Star® Equity Fund
June 30, 2010 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Novellus Systems, Inc.(a)	90,000	$2,282,400

		24,907,533

Software (3.46%)
Adobe Systems, Inc.(a)	149,909	3,962,095
CA, Inc.	256,750	4,724,200
Microsoft Corp.	346,225	7,966,637
Oracle Corp.	339,957	7,295,477
Salesforce.com, Inc.(a)	59,900	5,140,618

		29,089,027

MATERIALS (2.60%)
Chemicals (1.73%)
The Dow Chemical Co.	129,776	3,078,287
PPG Industries, Inc.	49,750	3,005,397
Praxair, Inc.	66,400	5,045,736
The Sherwin Williams Co.	48,400	3,348,796

		14,478,216

Metals & Mining (0.87%)
Alcoa, Inc.	410,000	4,124,600
Freeport McMoRan Copper & Gold, Inc.	54,383	3,215,667

		7,340,267

TELECOMMUNICATION SERVICES (0.59%)
Wireless Telecommunication Services (0.59%)
American Tower Corp., Class A(a)	111,860	4,977,770

UTILITIES (2.82%)
Electric Utilities (1.17%)
Allegheny Energy, Inc.	290,080	5,998,854
Edison International	121,075	3,840,499

		9,839,353

Gas Utilities (0.56%)
EQT Corp.	128,751	4,653,061

Independent Power Producers & Energy Traders (0.66%)
RRI Energy, Inc.(a)	1,458,135	5,526,332

Multi-Utilities (0.43%)
Sempra Energy	77,150	3,609,849

TOTAL COMMON STOCKS (COST OF $964,253,088)		826,787,947

See Notes to Schedule of Investments and Financial Statements.
16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

	SHARES	MARKET VALUE
EXCHANGE TRADED FUND (0.20%)
iShares Russell 1000 Value Index Fund (COST OF $1,796,024)	31,170	$1,689,725

	PRINCIPAL AMOUNT
CORPORATE BOND (0.15%)
INDUSTRIALS (0.15%)
Airlines (0.15%)
UAL Corp. 6.00%, 10/15/2029 (COST OF $1,154,725)	$ 513,000	1,282,500

	PAR VALUE
SHORT TERM INVESTMENT (1.47%)
REPURCHASE AGREEMENT (1.47%)
Repurchase agreement with State Street Bank & Trust Co., dated 06/30/10, due 07/01/10 at 0.010%, collateralized by several Fannie Mae and Freddie Mac instruments with various maturity dates, market value of $12,571,373 (Repurchase proceeds of $12,314,003) (COST OF $12,314,000)	$12,314,000	12,314,000

TOTAL INVESTMENTS (100.30%) (COST OF $979,517,837)(c)		842,074,172

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.30%)		(2,542,106)

NET ASSETS (100.00%)		$839,532,066

NET ASSET VALUE PER SHARE (182,678,079 SHARES OUTSTANDING)		$4.60

Notes to Schedule of Investments:

(a) Non-income producing security

(b) American Depositary Receipt

(c) Cost of investments for federal income tax purposes is $988,378,723

Gross unrealized appreciation and depreciation at June 30, 2010 based on cost of investments for federal income tax purposes is as follows:
Gross unrealized appreciation	$53,381,203
Gross unrealized depreciation	(199,685,754)

Net unrealized depreciation	$(146,304,551)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease Industries are shown as a percent of net assets These industry classifications are unaudited

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2010	17

Statement of Asset and Liabilities	Liberty All-Star® Equity Fund
June 30, 2010 (Unaudited)

ASSETS:
Investments at market value (Cost $979,517,837)	$842,074,172
Cash	2,792
Receivable for investment securities sold	2,484,953
Dividends and interest receivable	981,105
Prepaid and other assets	132,690

Total Assets	845,675,712

LIABILITIES:
Payable for investments purchased	5,294,690
Investment advisory fees payable	550,513
Payable for administration, pricing and bookkeeping fees	143,448
Accrued expenses	154,995

Total Liabilities	6,143,646

Net Assets	$839,532,066

NET ASSETS REPRESENTED BY:
Paid in capital	$1,231,913,711
Overdistributed net investment income	(28,645,147)
Accumulated net realized loss on investments	(226,292,833)
Net unrealized depreciation on investments	(137,443,665)

Net Assets	$839,532,066

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	182,678,079

Net Asset Value Per Share	$4.60

See Notes to Financial Statements.
18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Operations

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $17,009)	$5,676,536
Interest	3,917

Total Investment Income	5,680,453

EXPENSES:
Investment advisory fee	3,521,072
Administration fee	880,268
Pricing and bookkeeping fees	97,578
Audit fee	22,935
Custodian fee	44,620
Insurance expense	36,782
Legal fees	64,094
NYSE fee	84,287
Shareholder communication expenses	152,001
Transfer agent fees	53,270
Trustees’ fees and expenses	117,297
Miscellaneous expenses	22,903

Total Expenses	5,097,107

Net Investment Income	583,346

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	18,867,091

Net unrealized depreciation on investments:
Beginning of year	(30,687,779)
End of period	(137,443,665)

Net change in unrealized depreciation	(106,755,886)

Net Realized and Unrealized Loss on Investments	(87,888,795)

Net Decrease in Net Assets from Operations	$(87,305,449)

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2010	19

Statement of Changes in Net Assets	Liberty All-Star® Equity Fund

	For the Six Months Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009

FROM OPERATIONS:
Net investment income	$583,346	$3,064,649
Net realized gain/(loss) on investment transactions	18,867,091	(52,962,269)
Net change in unrealized appreciation/(depreciation)	(106,755,886)	298,270,420

Net Increase/(Decrease) in Net Assets From Operations	(87,305,449)	248,372,800

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(29,228,493)	(3,515,825)
Tax return of capital	–	(52,637,922)

Total Distributions	(29,228,493)	(56,153,747)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	–	11,714,874

Net Increase/(Decrease) in Net Assets	(116,533,942)	203,933,927

NET ASSETS:
Beginning of period	956,066,008	752,132,081

End of period (includes overdistributed net investment income of $28,645,147 and $0, respectively)	$839,532,066	$956,066,008

See Notes to Financial Statements.
20	www.all-starfunds.com

Intentionally left blank

Financial Highlights	Liberty All-Star® Equity Fund

For the Six Months Ended June 30, 2010 (Unaudited)

Per Share Operating Performance:
Net asset value at beginning of period	$5.23

Income from investment operations:
Net investment income	0.00(a)
Net realized and unrealized gain/(loss) on investments and foreign currency	(0.47)

Total from Investment Operations	(0.47)

Less Distributions From:
Net investment income	(0.16)
Net realized gain on investments	–
Tax return of capital	–

Total Distributions	(0.16)

Change due to rights offering(b)	–

Total Distributions and Rights Offering	(0.16)

Net asset value at end of period	$4.60

Market price at end of period	$3.98

Total Investment Return For Shareholders:(c)
Based on net asset value	(8.9)%(e)
Based on market price	(4.8)%(e)

Ratios and Supplemental Data:
Net assets at end of period (millions)	$840
Ratio of expenses to average net assets(d)	1.07%(f)
Ratio of net investment income to average net assets(d)	0.12%(f)
Portfolio turnover rate	29%(e)

(a) Less than $0,005 per share.
(b) Effect of Fund’s rights offerings for shares at a price below net asset value.

(c)     Calculated using assumption all distributions reinvested at actual reinvestment price. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e) Not Annualized.
(f) Annualized.

See Notes to Financial Statements.
22	www.all-starfunds.com

Liberty All-Star® Equity Fund	Financial Highlights

For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005

$4.21	$8.07	$8.76	$8.85	$9.30

0.02	0.07	0.07	0.04	0.02

1.31	(3.28)	0.31	0.75	0.40
1.33	(3.21)	0.38	0.79	0.42

(0.02)	(0.07)	(0.07)	(0.04)	(0.02)
–	–	(0.82)	(0.81)	(0.56)
(0.29)	(0.58)	(0.01)	(0.03)	(0.29)
(0.31)	(0.65)	(0.90)	(0.88)	(0.87)
–	–	(0.17)	–	–
(0.31)	(0.65)	(1.07)	(0.88)	(0.87)
$5.23	$4.21	$8.07	$8.76	$8.85

$4.33	$3.50	$7.05	$8.29	$8.28

35.7%	(41.2)%	5.3%	10.4%	5.0%
35.1%	(44.0)%	(2.8)%	11.7%	(4.4)%

$956	$752	$1,443	$1,372	$1,368
1.09%	1.01%	0.98%	1.01%	0.99%
0.38%	1.05%	0.76%	0.43%	0.20%
89%	87%	74%	72%	46%

    See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2010	23

Notes to Financial Statements	Liberty All-Star® Equity Fund
June 30, 2010 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All Star Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over the counter markets and are classified as level 1 of the fair value hierarchy.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”), based upon market transactions for normal, institutional size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over the counter or exchange bid quotation.

Short term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value. Debt obligations are classified as level 2 of the hierarchy.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board and would be classified as level 2 or 3 within the hierarchy.

Foreign Securities

The Fund invests in foreign securities including American Depositary Receipts, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations and would be classified as level 1 or 2 within the hierarchy.

24	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. The portion of unrealized and realized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. Repurchase agreement transactions are classified as level 2 of the fair value hierarchy.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex date.

The Fund estimates components of distributions from real estate investment trusts (REIT’s). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following the three tier hierarchy established by the Financial Accounting Standards Board (“FASB”). Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Semi-Annual Report (Unaudited) | June 30, 2010	25

Notes to Financial Statements	Liberty All-Star® Equity Fund
June 30, 2010 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Quoted prices in active markets for identical investments

Level 2 –	Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices
Common Stocks*	$826,787,947
Exchange Traded Fund	1,689,725
Level 2 - Other Significant Observable Inputs
Corporate Bond	1,282,500
Short Term Investment	12,314,000
Level 3 - Significant Unobservable Inputs	0
Total	$842,074,172

* See Schedule of Investments for industry classification.

For the period ended June 30, 2010, the Fund did not have any significant transfers between Level 1 and Level 2 securities. For the period ended June 30, 2010, the Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

The Fund has adopted the FASB Accounting Standards Codification™ (“ASC”), issued in June 2009. In accordance with ASC 740 “Accounting for Uncertainty in Income Taxes,” (formerly FIN 48), the financial statement effects of a tax position taken or expected to be taken in a tax return are to be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

comply with the provisions of ASC 740. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2006 through December 31, 2009 for the federal jurisdiction and for the years ended December 31, 2006 through December 31, 2009 for Colorado, the Fund’s returns are still open to examination by the appropriate taxing authority.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatment of foreign currency and certain other investments were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$ 281,298	$(84,109)	$(197,189)

Net investment income and net realized gains/(losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

Net investment income and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also,

Semi-Annual Report (Unaudited) | June 30, 2010	27

Notes to Financial Statements	Liberty All-Star® Equity Fund
June 30, 2010 (Unaudited)

due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

12/31/09
Distributions paid from:
Ordinary income	$3,515,825
Long term capital gain	–
3,515,825
Tax return of capital	55,891,422
$59,407,247

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$100,506,406
2017	$135,025,517

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Losses	Net Unrealized Depreciation
$(235,531,923)	$(40,315,780)

The differences between book basis and tax basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Under Portfolio Management Agreements, AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they managed. The portfolio

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services Agreement

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

In addition, ALPS provides pricing and bookkeeping services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus 0.015% on the average daily net assets for the month; and (ii) a multi manager fee based on the number of portfolio managers; provided that during any 12 month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out of pocket expenses and charges). The Fund also reimburses ALPS for out of pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits, if applicable, are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short term obligations, were $268,342,745 and $298,518,215, respectively.

Semi-Annual Report (Unaudited) | June 30, 2010	29

Notes to Financial Statements	Liberty All-Star® Equity Fund
June 30, 2010 (Unaudited)

NOTE 6. CAPITAL TRANSACTIONS

During the year ended December 31, 2009, distributions in the amount of $11,714,874 were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 4,000,620 shares.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On April 29, 2010 the Annual Meeting of Shareholders of the Fund was held to elect three Trustees and to approve the Fund’s Portfolio Management Agreement with Cornerstone Capital Management, Inc. (“Cornerstone”). On February 12, 2010, the record date for the meeting, the Fund had outstanding 182,678,079 shares of common stock. The votes cast at the meeting were as follows:

Proposal to elect three Trustees:

	For	Withheld
Richard W. Lowry	98,138,430	28,246,287
John J. Neuhauser	98,049,120	28,335,597
Richard C. Rantzow	97,967,971	28,416,746

The meeting was adjourned with respect to the proposal to approve the Fund’s Portfolio Management Agreement with Cornerstone and reconvened on May 7, 2010. The votes cast at the meeting were as follows:

The proposal to approve the Portfolio Management Agreement was approved. The votes cast were:

For	Against	Abstain	Non-Votes
84,993,249	16,073,754	11,054,063	14,263,651

NOTE 8. SUBSEQUENT EVENTS

In May 2009, in accordance with the FASB guidance, the Fund adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 through the issuance date of the Fund’s financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	www.all-starfunds.com

Liberty All-Star® Equity Fund	Re-Approval of the Investment Advisory Contracts

BOARD CONSIDERATION AND RE-APPROVAL OF THE INVESTMENT

ADVISORY CONTRACTS

The Investment Company Act of 1940 requires that the Board of Trustees of the Fund (the “Board”), including all of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), annually review the Fund’s investment advisory agreements and consider whether or not to re approve them for an additional year. At its meeting on June 3, 2010, the Board, including all of the Independent Trustees, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and the four separate Portfolio Management Agreements, each among the Fund, AAI and a Portfolio Manager (each, an “Agreement”). Prior to the Board action, the Independent Trustees met to consider management’s recommendations as to the renewal of each Agreement. As part of the process to consider these matters, legal counsel to the Independent Trustees requested certain information from AAI and each Portfolio Manager. In response to these requests, the Independent Trustees received extensive reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Board’s consideration of the Agreements. Counsel also provided the Independent Trustees and the Board with a memorandum detailing their responsibilities pertaining to the renewal of each Agreement. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

In voting to approve the continuation of each Agreement, the Board did not identify any single factor as all important or controlling. The following summary does not detail all the matters considered by the Board, but provides a summary of the material matters it considered. The Board considered whether each Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on: (1)the nature, extent and quality of the services to be provided under each Agreement; (2) the investment performance of the Fund; (3) the cost to the Fund (including management fees and expense ratios) of the services provided and profits realized by AAI and its affiliates from their relationships with the Fund and with respect to other funds and accounts managed by AAI; (4) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (5) potential fall out benefits to AAI and each Portfolio Manager from their relationships with the Fund; and (6) other general information about AAI and each Portfolio Manager. The following is a summary of the Board’s discussion and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided

The Trustees considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. In connection with its review, the Board considered the AAI team’s long term history of care and conscientiousness in the management of the Fund and the administrative services provided to the Fund by AAI and its affiliates. The Board also considered each Portfolio Manager’s demonstrated consistency in investment approach. It reviewed the background and experience of the personnel at AAI responsible for portfolio manager selection, evaluation and monitoring for the Fund and the Portfolio Manager personnel responsible for managing the Fund’s portfolio. The Board also considered the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and the respective Portfolio Managers to the Fund were appropriate and consistent with the terms of the respective

Semi-Annual Report (Unaudited) | June 30, 2010	31

Re-Approval of the Investment Advisory Contracts	Liberty All-Star® Equity Fund
June 30, 2010 (Unaudited)

Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements. The Board also concluded that the quality of those services had been consistent with or superior to quality norms in the industry and that AAI and the respective Portfolio Managers had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their continuing ability to attract and retain well qualified personnel. Finally, the Board concluded that the financial condition of AAI and each of the respective Portfolio Managers was sound.

Investment Performance

The Board reviewed the long term and short term investment performance of the Fund and other investment companies and other accounts managed by the Portfolio Managers. The performance information provided demonstrated to the Trustees a generally consistent pattern of favorable long term performance for shareholders of the Fund.

Costs of the Services Provided to the Fund and the Profits Realized by AAI from its Relationship with the Fund

Costs of Services to the Fund: Fees and Expenses. The Board reviewed the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also compared the Fund’s management fees to the fees charged by AAI and the Portfolio Managers to their other accounts, including fees for institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board also reviewed the fee breakpoint schedule that lowers the advisory fee rate as the Fund’s assets increase. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisors for managing comparable funds with similar strategies and the fees AAI and the Portfolio Managers charge to other clients.

Profitability and Costs of Services to AAI

The Board reviewed reports of the financial position of each of AAI and the Portfolio Managers. The Board determined that the profitability of AAI was reasonable in relation to the services provided and to the costs of providing fund management services to the Fund. The Trustees also considered the potential “fall out” benefits (including the receipt of research products and services from unaffiliated brokers) that AAI or the Portfolio Managers might receive in connection with their association with the Fund, and acknowledged AAI’s and each Portfolio Manager’s well established stand alone management relationships independent of the Fund and the regulatory risks each assumed in connection with the management of the Fund.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Board reviewed the fee breakpoint schedule and concluded that it reflects certain economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services by AAI and the management of Fund assets by each Portfolio Manager.

32	www.all-starfunds.com

Re-Approval of the Liberty All-Star® Equity Fund	Investment Advisory Contracts

The Board also considered its long association with AAI and AAI’s relationships with the Portfolio Managers and their personnel, and the Board’s familiarity with their culture to evaluate the services to be provided. The Board will meet at least four times per year in order to oversee the operations of the Fund. At such meetings, AAI and the Portfolio Managers will submit and/or make presentations and discuss performance, compliance and other relevant issues.

Semi-Annual Report (Unaudited) | June 30, 2010	33

INVESTMENT ADVISOR	LEGAL COUNSEL

ALPS Advisors, Inc.	K&L Gates LLP

1290 Broadway, Suite 1100	1601 K Street, NW

Denver, Colorado 80203	Washington, DC 20006

303 623 2577

www.all starfunds.com

TRUSTEES

John A. Benning*

Thomas W. Brock*

INDEPENDENT REGISTERED	Edmund J. Burke

PUBLIC ACCOUNTING FIRM	George R. Gaspari*

Deloitte & Touche LLP	Richard W. Lowry* Chairman

555 Seventeenth Street, Suite 3600	Dr. John J. Neuhauser*

Denver, Colorado 80202	Richard C. Rantzow*

CUSTODIAN	OFFICERS

State Street Bank & Trust Company	William R. Parmentier, Jr., President

One Lincoln Street	Mark T. Haley, CFA, Senior Vice President

Boston, Massachusetts 02111	Edmund J. Burke, Vice President

Jeremy O. May, Treasurer

Kimberly R. Storms, Assistant Treasurer

INVESTOR ASSISTANCE,	Stephanie Barres, Secretary

TRANSFER & DIVIDEND	Melanie H. Zimdars, Chief Compliance Officer

DISBURSING AGENT & REGISTRAR	* Member of the Audit Committee
Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940 3078

1 800 LIB FUND (1 800 542 3863)

www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1800 542 3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. The Fund’s Form N Q’s are available on the SEC’s website at www.sec.gov and maybe reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1800 SEC 0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All Star Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000346 12/31/2010

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above. There have been no revisions to the code since that date.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

Not Applicable to this report.

Item 4.  Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5.  Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6.  Schedule.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not Applicable to registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “Advisor”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained RiskMetric (Institutional Shareholder Services (“ISS”)), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to this report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2010, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99-12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2007, filed electronically with the Securities and Exchange Commission on March 7, 2008.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer) President

Date:	September 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer) President

Date:	September 1, 2010

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer) Treasurer

Date:	September 1, 2010